EXHIBIT 10.1

CERTIFICATION
Pursuant to 18 United States Code § 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        The undersigned hereby certifies that to his knowledge the Annual Report on Form 20-F for the fiscal year ended December 31, 2002 of Portugal Telecom, SGPS, S.A. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MIGUEL HORTA E COSTA
Name:	Miguel Horta e Costa
Title:	President of the Executive Commission of the Board of Directors and Chief Executive Officer
Date:	June 30, 2003